SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement               [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                              UNIVERSAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided in Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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     (1) Amount previously paid:

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

                                [UNIVERSAL LOGO]
                                 --------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 --------------


                                                              September 20, 2002

Dear Shareholder:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Universal Corporation, which is to be held in the Company's headquarters building located at 1501 North Hamilton Street, Richmond, Virginia, on Tuesday, October 22, 2002, commencing at 2:00 p.m. At the meeting, you will be asked to elect three directors to serve three-year terms and to approve the Universal Corporation 2002 Executive Stock Plan.

         Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You can vote by signing, dating and returning the enclosed proxy card or voting instruction. Also, registered shareholders and participants in plans holding shares of the Company's Common Stock may vote by telephone or over the Internet. Instructions for using these convenient services are set forth on the voting instructions that are attached to the proxy card. Beneficial owners of shares held in street name should follow the enclosed instructions for voting their shares. I hope you will be able to attend the meeting, but even if you cannot, please vote your shares as soon as you can.

                                                     Sincerely,

                                                     /s/ Henry H. Harrell

                                                     HENRY H. HARRELL
                                                     Chairman and Chief
                                                     Executive Officer

                              Universal Corporation
                                 P.O. Box 25099
                            Richmond, Virginia 23260


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders of Universal Corporation (the "Company") will be held in the Company's headquarters building located at 1501 North Hamilton Street, Richmond, Virginia, on Tuesday, October 22, 2002, at 2:00 p.m., for the following purposes:

(1)      to elect three directors to serve three-year terms;

(2)      to approve the Universal Corporation 2002 Executive Stock Plan; and

(3) to act upon such other matters as may properly come before the meeting or any adjournments thereof.


         Only holders of record of shares of the Company's Common Stock at the close of business on September 4, 2002, shall be entitled to vote at the meeting.


                                             By Order of the Board of Directors,

                                                          George C. Freeman, III

                                                                       Secretary
September 20, 2002

                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of the Company. A shareholder may revoke the proxy at any time prior to its use. Proxies properly executed and received by the Secretary prior to the Annual Meeting of Shareholders ("Annual Meeting"), and not revoked, however, will be voted in accordance with the terms thereof. Registered shareholders and participants in plans holding shares of the Company's Common Stock ("Common Stock") are urged to deliver proxies and voting instructions by calling a toll-free telephone number, by using the Internet or by completing and mailing the enclosed proxy or voting instruction. The telephone and Internet voting procedures are designed to authenticate shareholders' and plan participants' identities, to allow shareholders and plan participants to give their voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction. Registered shareholders and plan participants may also send their proxies or voting instructions by completing, signing and dating the enclosed proxy or voting instruction and returning it as promptly as possible in the enclosed postage-paid envelope. If your shares are held in street name with your bank or broker, please follow the voting instructions attached to the proxy card that is enclosed with this Proxy Statement.

         The Company will pay all of the costs associated with the proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile or other means of electronic transmission by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company's Common Stock. It is contemplated that additional solicitation of proxies will be made by D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, at an anticipated cost to the Company of approximately $4,500, plus reimbursement of out-of-pocket expenses.

         This Proxy Statement will be mailed on or about September 20, 2002, to registered holders of the Company's Common Stock.

                                  VOTING RIGHTS

         The Company had outstanding, as of September 4, 2002, 26,050,996 shares of Common Stock, each of which is entitled to one vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Only shareholders of record at the close of business on September 4, 2002, will be entitled to vote.

         The Company is not aware of any matters that are to come before the meeting other than those described in this Proxy Statement. However, if other matters do properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to exercise the discretionary authority conferred by the proxy to vote such proxy in accordance with their best judgment.

                              ELECTION OF DIRECTORS

         Three directors are to be elected at the 2002 Annual Meeting for terms of three years. Seven other directors have been elected to terms expiring in 2004 or 2003, as indicated below. The following pages set forth certain information for each nominee and each incumbent director as of June 30, 2002. All of the nominees and incumbent directors listed below were directors previously elected by the shareholders. William W. Berry, a director from 1986 to 2001, and Dr. Ronald E. Carrier, a director from 1979 to 2001, have reached retirement age and will not stand for reelection.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. With a plurality vote, the nominees that receive the highest vote totals for the director positions up for election will be elected. Votes that are withheld and shares held in street name ("Broker Shares") that are not voted in the election of directors will not be included in determining the number of votes cast. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors. If, at the time of the Annual Meeting, any nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

                Nominees for Election Whose Terms Expire in 2005

         ALLEN B. KING, 55, is President and Chief Operating Officer of the Company and of Universal Leaf Tobacco Company, Incorporated ("Universal Leaf"), a subsidiary of the Company. He has held these positions for more than five years. He is a member of the Executive Committee and the Finance Committee. Mr. King has been a director since 1989. Mr. King has been elected by the Board of Directors to serve as Chief Executive Officer effective December 31, 2002, upon the retirement of Henry H. Harrell, the current Chief Executive Officer of the Company.

         EDDIE N. MOORE, JR., 54, is President of Virginia State University, a position he has held for more than five years. He is a member of the Audit Committee and the Pension Investment Committee and has been a director since 2000.

         HUBERT R. STALLARD, 65, retired as President and Chief Executive Officer of Bell-Atlantic Virginia, Inc. (now Verizon Virginia Inc.) (telecommunications) on February 29, 2000. Mr. Stallard is Chairman of the Pension Investment Committee and a member of the Executive Committee and the Executive Compensation and Nominating Committee. He has been a director since 1991.

         The Board of Directors recommends that the shareholders vote for the nominees set forth above.

                 Incumbent Directors Whose Terms Expire in 2004

         CHARLES H. FOSTER, JR., 59, is Chairman and Chief Executive Officer of LandAmerica Financial Group, Inc. ("LandAmerica") (title insurance holding company). He has held these positions for more than five years. He has served in a similar capacity for Lawyers Title Insurance Corporation for more than five years, and for Commonwealth Land Title Insurance Company and Transnation Title Insurance Company since June 1, 1999. All of these companies are subsidiaries of LandAmerica. Mr. Foster is a director of LandAmerica. He is Chairman of the Finance Committee and a member of the Executive Committee and the Executive Compensation and Nominating Committee. Mr. Foster has been a director since 1995.

         THOMAS H. JOHNSON, 52, is Chairman, Chief Executive Officer and President of Chesapeake Corporation ("Chesapeake") (specialty packaging). From 1997 to 2000, he was President and Chief Executive Officer of Chesapeake, and from 1996 to 1997, he was Vice Chairman of Riverwood International (forest products and packaging). Mr. Johnson is a director of Chesapeake. He is a member of the Audit Committee and the Pension Investment Committee and has been a director since 2001.

         JEREMIAH  J.  SHEEHAN,  63,  retired as Chairman of the Board and Chief
Executive Officer of Reynolds Metals Company on May 4, 2000. From 1994 to October 1996, he was President and Chief Operating Officer of Reynolds Metals Company. Mr. Sheehan is a director of the Federal Reserve Bank of Richmond. He is a member of the Audit Committee, the Executive Committee and the Executive Compensation and Nominating Committee. Mr. Sheehan has been a director since 1998.

                 Incumbent Directors Whose Terms Expire in 2003

         JOSEPH  C.  FARRELL,  66,  retired  as  Chairman,  President  and Chief
Executive Officer of The Pittston Company (coal, mineral products, transportation and security services) on March 1, 1998. He is a director of ASA Limited. Mr. Farrell is a member of the Executive Committee, the Executive Compensation and Nominating Committee and the Pension Investment Committee. He has been a director since 1996.

         HENRY H. HARRELL, 63, is Chairman and Chief Executive Officer of the Company and of Universal Leaf, positions he has held for more than five years. He is Chairman of the Executive Committee and a member of the Finance Committee. Mr. Harrell has been a director since 1984. Mr. Harrell has announced that he will retire as Chief Executive Officer of the Company on December 31, 2002, and will remain as Chairman of the Board through October 2003.

         WALTER A. STOSCH, 65, is a principal in the accounting firm of Stosch, Dacey & George PC, a position he has held for more than five years. He is a member of the Audit Committee and the Finance Committee and has been a director since 2000.

         EUGENE P. TRANI, 62, is President of Virginia Commonwealth University, a position he has held for more than five years. He is a director of LandAmerica Financial Group, Inc. Dr. Trani is a member of the Finance Committee and the Pension Investment Committee and has been a director since 2000.

                                 STOCK OWNERSHIP

                             Principal Shareholders

         The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by each person or group known by the Company to beneficially own more than 5% of the outstanding shares of such stock.

          Name of Beneficial Owner        Number of Shares   Percent of Class(1)
          ------------------------        ----------------   -----------------

  Deutsche Bank Aktiengesellschaft           3,907,871(2)           14.89%
    Taunusanlage 12
    60325 Frankfurt am Main, Germany
  Taunus Corporation
    31 West 52nd Street
    New York, NY  10019
  Deutsche Investment Management Americas Inc.
    345 Park Avenue
    New York, NY  10154
  Dreman Value Management, L.L.C.
    10 Exchange Place, Suite 2150
    Jersey City, NJ  07302-3913

  Ross Financial Corporation                 1,717,600(3)            6.54%
    P.O. Box 31363-SMB
    Grand Cayman, Cayman Islands, B.W.I.
  W.A. Dart Foundation
    500 Hogsback Road
    Mason, MI 48854

-------------------------

       1 The percents shown in the table are based on 26,252,934 shares of Common Stock outstanding on June 30, 2002.

       2 On May 3, 2002, Taunus Corporation and Deutsche Investment Management Americas Inc., subsidiaries of Deutsche Bank AG, filed a joint Schedule 13G with the Securities and Exchange Commission reporting beneficial ownership of 2,703,806 shares as of April 30, 2002. According to the Schedule 13G, Taunus Corporation, which is the parent company of Deutsche Investment Management Americas Inc., had sole power to vote all 2,783,806 shares, sole power to dispose of 315,998 shares and shared power to dispose of 2,418,806 shares. Deutsche Investment Management Americas Inc. had sole power to vote 2,603,320 shares, sole power to dispose of 184,700 shares and shared power to dispose of 2,418,620 shares. The shares reported as beneficially owned by Taunus Corporation and Deutsche Investment Management Americas Inc. included shares that had been previously reported as beneficially owned by Zurich Scudder Investments, Inc., which was acquired by Deutsche Bank AG in April 2002. On August 14, 2002, Deutsche Bank Aktiengesellschaft filed a Schedule 13F with the Securities and Exchange Commission reporting beneficial ownership of 3,524,526 shares as of June 30, 2002. In addition, on August 5, 2002, Dreman Value Management, L.L.C. filed a Schedule 13F with the Securities and Exchange Commission reporting beneficial ownership of 2,993,665 shares as of June 30, 2002. Dreman Value Management, L.L.C. is not an affiliated company of Deutsche Bank AG, but manages accounts held by Zurich Scudder Investments, Inc. The number of shares shown in the table is the total number of shares reported in all filings described above, less 2,610,320 shares that the Company has determined are included in each of them.

       3 The number of shares shown in the table is the total number of shares reported in a Schedule 13G filed jointly by Ross Financial Corporation and W.A. Dart Foundation with the Securities and Exchange Commission on July 9, 1999, as adjusted for a sale of 8,200 shares by Ross Financial Corporation in May 2002. According to information available to the Company, Ross Financial Corporation has sole power to vote and to dispose of 1,360,300 of the shares and W.A. Dart Foundation has sole power to vote and to dispose of 357,300 of the shares.

                        Directors and Executive Officers

         The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by (i) each director or nominee, (ii) each executive officer listed in the Summary Compensation Table (the "Named Executive Officers") and (iii) all directors and executive officers as a group.

      Name of Beneficial Owner    Number of Shares (1)(2)(3)    Percent of Class
      ------------------------    --------------------------    ----------------

  William W. Berry                         12,079                   *
  Ronald E. Carrier                        11,400                   *
  Joseph C. Farrell                        21,430                   *
  Charles H. Foster, Jr.                   10,500                   *
  Henry H. Harrell                        160,911                   *
  Thomas H. Johnson                         2,900                   *
  Allen B. King                           103,698                   *
  Eddie N. Moore, Jr.                       3,443                   *
  Hartwell H. Roper                        64,418                   *
  Jeremiah J. Sheehan                       7,251                   *
  Hubert R. Stallard                       11,950                   *
  Walter A. Stosch                          4,400                   *
  William L. Taylor                        54,399                   *
  Eugene P. Trani                           4,443                   *
  Jack M.M. van de Winkel                     500                   *

  All directors and executive officers    480,345                 1.83%
    as a group (17 persons)

-------------------------

       * Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.

       1 Except as otherwise noted, the number of shares of Common Stock of the Company shown in the table is as of June 30, 2002.

       2 The number of shares of Common Stock of the Company shown in the table does not include shares that certain officers of the Company may acquire upon the exercise of stock options that, except under extraordinary circumstances, are automatically exercisable at not less than six-month intervals when at least a minimum stock price appreciation has occurred.

       3 The number of shares of Common Stock of the Company shown in the table includes 90,706 shares held for executive officers in the Employees' Stock
Purchase Plan of Universal Leaf and 46,000 shares that certain directors and executive officers of the Company have the right to acquire through the exercise of stock options within 60 days following June 30, 2002. The number of shares also includes 950 shares that are jointly or solely held by minor children or other children living at home or held in fiduciary capacities. Such shares may be deemed to be beneficially owned by the rules of the Securities and Exchange Commission but inclusion of the shares in the table does not constitute admission of beneficial ownership.

         The Employees' Stock Purchase Plan of Universal Leaf held 914,513 shares or 3.48% of the shares of Common Stock outstanding on June 30, 2002. Each participant in the plan has the right to instruct The Bank of New York, trustee for the plan, with respect to the voting of shares allocated to his or her account. The trustee, however, will vote any shares for which it receives no instructions in the same proportion as those shares for which it has received instructions.

             Section 16(a) Beneficial Ownership Reporting Compliance

         The  Company's  directors  and  executive  officers are required  under
Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership of Common Stock of the Company with the Securities and Exchange Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

         Based solely on a review of the copies of reports furnished to the Company and the written representations of its directors and executive officers, the Company believes that during the preceding fiscal year all filing requirements applicable to directors and executive officers were satisfied.

                                   COMMITTEES

         The standing committees of the Board of Directors are the Executive Committee, the Finance Committee, the Audit Committee, the Pension Investment Committee and the Executive Compensation and Nominating Committee. The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings. The Finance Committee has the responsibility of establishing the Company's financial policies and controlling the use of its financial resources. The responsibilities of the Audit Committee include the review of the scope and the results of the work of the independent public accountants and internal auditors, the review of the adequacy of internal accounting controls and the recommendation to the Board of Directors as to the selection of independent public accountants. Additional information with respect to the Audit Committee is discussed below under "Audit Information." The Pension Investment Committee establishes the investment policies, selects investment advisors and monitors the performance of investments of the pension plans, the retirement plans and other qualified employee benefit plans of Universal Leaf and the Company's other U.S. subsidiaries. After receiving recommendations from the Chief Executive Officer, the Executive Compensation and Nominating Committee fixes the compensation of officers and makes awards under the Company's incentive compensation plans. See "Report of Executive Compensation and Nominating Committee." The Executive Compensation and Nominating Committee also develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors of the Company and monitors developments in, and makes recommendations to the Board concerning corporate governance practices. Shareholders entitled to vote for the election of directors may nominate candidates for consideration by the Executive Compensation and Nominating Committee. See "Proposals for 2003 Annual Meeting."

         During the fiscal year ended June 30, 2002, there were five meetings of the Board of Directors, nine meetings of the Executive Committee, three meetings of the Finance Committee, five meetings of the Audit

Committee, four meetings of the Pension Investment Committee and three meetings of the Executive Compensation and Nominating Committee. All directors attended 75% or more of the total number of meetings of the Board of Directors and all committees of the Board on which they served.

                             DIRECTORS' COMPENSATION

         Each director who is not an officer of the Company receives an annual retainer of $25,000, a fee of $1,200 for each Board meeting attended and a fee of $1,200 for each committee meeting attended. A non-employee director may elect to receive his annual retainer in cash, shares of the Company's Common Stock or an option to purchase such shares. If option payment is elected, the number of shares of Common Stock covered by the option is determined by dividing the Black-Scholes value per share on the date of grant into 125% of the cash value of the annual retainer.

         The Outside Directors' 1994 Deferred Income Plan permits a non-employee director to defer all or a portion of his compensation. Deferred amounts are deemed hypothetically invested as designated by the director in certain investment options offered by the Company. In 1998, this plan was amended to add a Deferred Stock Unit Fund to the investment options available under the plan. Each Deferred Stock Unit represents a hypothetical share of the Company's Common Stock and fluctuates in value with the market price of the stock. The portion of a director's Deferral Account that is invested in the Deferred Stock Unit Fund is increased by the number of Deferred Stock Units that could be purchased with Common Stock dividends paid by the Company. With respect to investment options other than the Deferred Stock Unit Fund, the Company may, but is not required to, invest the deferred amounts in a Company-owned life insurance product with parallel investment options. Subject to certain restrictions, the director may elect at the time of deferral to take cash distributions, in whole or in part, from his Deferral Account either prior to or following termination of service.

         Pursuant to the Restricted Stock Plan for Non-Employee Directors and the 1997 Executive Stock Plan, each non-employee director is awarded 700 shares of restricted Common Stock of the Company each year following the Annual Meeting. No director may receive in the aggregate more than 2,100 shares of restricted Common Stock under these plans. Restrictions on awards under this plan lapse in the event the director becomes disabled, dies, is not nominated for reelection, or is not reelected. The number of shares issued to non-employee directors will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

         Under the 1994 Stock Option Plan for Non-Employee Directors and the 1997 Executive Stock Plan, each non-employee director receives an option to purchase 2,000 shares of Common Stock of the Company on the first business day following the Annual Meeting. The exercise price of all such options is the fair market value of the Common Stock on the date of grant. All of the options become exercisable six months after the date of grant and expire ten years from the date of grant. Shorter expiration periods may apply in the event an optionee dies, becomes disabled or resigns from or does not stand for reelection to the Board. The options will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

         As part of its overall program of charitable giving, the Company offers the directors participation in a Directors' Charitable Contribution Program (the "Charitable Program"). The Charitable Program is funded by life insurance policies purchased by the Company on the directors. The directors derive no financial or tax benefits from the Charitable Program, because all insurance proceeds and charitable tax deductions accrue solely to the Company. However, the Company will donate up to $1,000,000 to one or more qualifying charitable organizations recommended by that director. The donation(s) will be made by the Company in ten equal annual installments, with the first installment to be made at the later of the director's retirement from the

Board or age 70; the remaining nine installments will be paid annually beginning immediately after the director's death.

         Each director is also eligible to participate in a Directors' Matching Gifts Program in which the Company matches directors' contributions to charities. The maximum amount that can be matched in any fiscal year is $5,000 per director.

            REPORT OF EXECUTIVE COMPENSATION AND NOMINATING COMMITTEE

         The  Company's   executive   compensation   and  benefits   program  is
administered by the Executive Compensation and Nominating Committee (the "Committee"), which is composed entirely of non-employee directors. The goal of the program is to attract, motivate, reward and retain the management talent required to achieve the Company's business objectives, at compensation levels that are fair, equitable and competitive with those of comparable companies. This goal is furthered by the Committee's policy of linking compensation to individual and corporate performance and by encouraging significant stock ownership by senior management in order to align the financial interests of management with those of the shareholders.

         The three main components of the Company's executive compensation program are base salary, annual cash awards under incentive compensation plans adopted by the Company and its principal subsidiaries and equity participation usually in the form of stock option grants and eligibility to participate in the Employees' Stock Purchase Plan of Universal Leaf. Each year the Committee reviews the total compensation package of executive officers to ensure they meet the goals of the program. As a part of this review, the Committee considers corporate performance information, compensation survey data, the advice of consultants and the recommendations of management.

         Base Salary. Base salaries for executive officers are reviewed annually to determine whether adjustments may be necessary. Factors considered by the Committee in determining base salaries for executive officers include personal performance of the executive in light of individual levels of responsibility, the overall performance and profitability of the Company during the preceding year, economic trends that may be affecting the Company, and the competitiveness of the executive's salary with the salaries of executives in comparable positions at companies of comparable size or operational characteristics. Each factor is weighed by the Committee in a subjective analysis of the appropriate level of compensation for that executive. For purposes of assessing the competitiveness of salaries, the Committee reviews compensation data from national surveys and selected groups of companies with similar size or operational characteristics to determine ranges of total compensation and the individual components of such compensation. Such compensation data indicates that the Company's salary levels are below the median of such data when compared to executive positions of similar scope and responsibility.

         Mr. Harrell became the Chief Executive Officer of the Company in 1988 and Chairman of the Board of Directors in 1991 and has 36 years experience with the Company. For the fiscal year beginning July 1, 2002, Mr. Harrell's base salary was increased approximately 3.0% after a thorough review and evaluation by the Committee of the competitiveness of Mr. Harrell's salary and total cash compensation with those of other chief executive officers of comparable companies.

         Annual Cash Incentives. The Company and its principal subsidiaries have incentive compensation plans under which key management employees may receive annual cash incentive awards that vary from year to year based upon corporate, business unit and individual performance. Pursuant to the Company's Executive Officer Annual Incentive Plan approved by the shareholders at the 1999 Annual Meeting, for the 2002 fiscal year, with respect to the Named Executive Officers based in the United States, the bonus awards were based 50% on the generation of economic profit, which is defined as consolidated earnings before interest and taxes after certain adjustments minus a capital charge equal to the weighted average cost of capital times average funds employed, and 50% on the generation of earnings per share, adjusted to exclude extraordinary gains and losses and bonus accruals under the plan. Mr. Harrell's cash incentive award for the 2002 fiscal year was approximately 12.8% less than the award he received in 2001. Mr. Harrell's 2002 award was determined by the Committee based upon the Company's economic profit and adjusted earnings per share performance during fiscal year 2002.

         Equity Participation. The Committee administers the Company's 1989 and 1997 Executive Stock Plans, under which it has granted to key executive employees options to purchase shares of the Company's Common Stock based upon a determination of competitive aggregate compensation levels. The primary objective of issuing stock options is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company's stock. The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company's stock incentive program is effectively designed to further this objective.

         The Career Equity Ownership Program (the "CEO Program") was instituted by the Committee during the 1992 fiscal year to promote an increase in the equity interest of key executives through systematic option exercises and the retention of shares. The CEO Program requires each participant to make an investment in the Company by contributing to the program currently owned shares equal to at least 10% of the number of shares subject to the initial options granted to the participant under the program. Option exercises occur automatically at not less than six-month intervals when at least a minimum stock price appreciation has occurred. The exercise price of options granted under the program is the fair market value of a share of the Company's Common Stock on the date of grant. The options cannot be exercised until six months after the date of grant and expire ten years from such date. No new option grants (excluding reload options described below) were made under the CEO Program during the 2002 fiscal year to the Named Executive Officers.

         Except under extraordinary circumstances or as otherwise determined by the Committee, participants have agreed that the options granted under the CEO Program may be exercised only through stock-for-stock swaps, and both the contributed shares and additional shares acquired through option exercises under the program may not be sold by the participating executives during the ten-year option term. Each option granted under the program included a reload replenishment feature that entitles participants each time a stock-for-stock exercise occurs to receive automatically a new option grant at the fair market value of a share of the Company's Common Stock on the date of grant. The number of reload options granted is equal to the number of shares contributed by a participant to effect a stock-for-stock swap. In exchange for this replenishment feature, each participant has agreed to retain in the program shares equaling at least the after-tax gain realized upon each exercise.

         Tax Considerations. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), provides certain criteria for the tax deductibility of annual compensation in excess of $1 million paid to certain executives of public companies. The Company has taken appropriate actions to preserve the deductibility of stock option grants and annual cash incentive awards, and to date all compensation payable to the Company's executive officers has been deductible or voluntarily deferred under the Company's Deferred Income Plan. While the Company's policy is generally to preserve the federal income tax deductibility of compensation paid, the Committee has the authority to authorize payments that may not be deductible if it believes that it is in the best interests of the Company and its shareholders.

                                 Executive Compensation and Nominating Committee
                                                    William W. Berry, Chairman
                                                    Ronald E. Carrier
                                                    Joseph C. Farrell
                                                    Charles H. Foster, Jr.
                                                    Jeremiah J. Sheehan
                                                    Hubert R. Stallard

Richmond, Virginia
July 22, 2002

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return for the same period of the Standard & Poors Midcap 400 Stock Index and the peer group index. The companies in the peer group are DIMON Incorporated and Standard Commercial Corporation. The graph assumes that $100 was invested on June 30, 1997, in the Company's Common Stock and in each of the comparative indices, in each case with dividends reinvested.




                               [PERFORMANCE GRAPH]








                                    CUMULATIVE TOTAL RETURN ON COMMON STOCK

                         --------------------------------------------------------------------------
                                                        At June 30,
                         --------------------------------------------------------------------------
                            1997         1998         1999        2000        2001         2002
                            ----         ----         ----        ----        ----         ----
------------------------ ----------- ------------ ------------ ----------- ------------ -----------
Universal Corporation      $ 100.00    $ 121.05     $  95.51     $  74.85    $ 146.63     $ 140.65
------------------------ ----------- ------------ ------------ ----------- ------------ -----------
S&P Midcap 400 Index       $ 100.00    $ 127.15     $ 143.15     $ 167.45    $ 182.31     $ 161.65
------------------------ ----------- ------------ ------------ ----------- ------------ -----------
Peer Group Index           $ 100.00    $  47.04     $  23.58     $  12.66    $  56.13     $  49.87
======================== =========== ============ ============ =========== ============ ===========

                             EXECUTIVE COMPENSATION

         The individuals named below include the Company's Chairman and Chief Executive Officer and the other four executive officers of the Company who were the most highly compensated executive officers of the Company for the 2002 fiscal year. Information is provided for the fiscal years ended on June 30 of the years shown.


                                            Summary Compensation Table
                                                                                   Long Term
                                                                                 Compensation
                                                  Annual Compensation               Awards
                                      -----------------------------------------  --------------
                         Fiscal Year                                Other         Securities
      Name and              Ended                                   Annual        Underlying        All Other
 Principal Position          6/30     Salary($)    Bonus($)   Compensation($)(1)   Options(#)    Compensation($)(2)
 ------------------          ----     ---------    --------   ------------------ -------------- -------------------

Henry H. Harrell             2002      $584,429   $1,035,338         --             181,284         $198,298
Chairman and Chief           2001       563,685    1,186,946         --              71,970          150,127
Executive Officer            2000       548,271      910,597         --             225,734          148,084


Allen B. King                2002       448,200      772,399         --             144,983           99,386
President and Chief          2001       435,127      885,504         --              59,237           81,799
Operating Officer            2000       407,852      679,337         --             173,667           80,939


Jack M.M. van                2002       254,216      268,167         --                0                0
de Winkel                    2001       238,400      237,184         --                0                0
Co-Chairman and              2000       260,417      279,792         --                0                0
Co-President,
Deli Universal, Inc.

William L. Taylor            2002       341,281      369,781         --              89,990           73,194
Vice President and           2001       329,038      423,929         --              37,082           59,289
Chief Administrative         2000       321,811      325,444         --             106,267           58,929
Officer


Hartwell H. Roper            2002       258,801      272,986         --              79,995           39,340
Vice President and           2001       252,173      312,960         --              31,980           33,401
Chief Financial              2000       244,028      240,011         --              98,067           32,205
Officer

---------------------

       1 None of the Named Executive Officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total annual salary and bonus for each reported year.

       2 The  amounts  in the "All  Other  Compensation"  column  represent  (i)
employer contributions to the Employees' Stock Purchase Plan and the Supplemental Stock Purchase Plan of Universal Leaf (the "Stock Purchase Plans"),
(ii) life insurance premium payments made by the Company under the Executive Insurance Program, and (iii) interest accrued to participants' accounts under the Company's Deferred Income Plan (the "DIP") to the extent such interest exceeded 120% of the applicable federal long-term rate under Internal Revenue Code Section 1274(d). Employer contributions to the Stock Purchase Plans on behalf of the Named Executive Officers for the 2002, 2001 and 2000 fiscal years were in the following respective amounts: Mr. Harrell, $28,550, $27,550 and $26,500; Mr. King, $21,550, $20,800 and $20,000; Mr. Taylor, $16,575, $16,000
and $15,400; and Mr. Roper, $10,140, $9,683 and $8,625. The life insurance premiums paid by the Company on behalf of such executive officers for the 2002, 2001 and 2000 fiscal years were in the following respective amounts: Mr. Harrell, $152,777, $108,435 and $109,799; Mr. King, $74,827, $58,471, $58,814;
Mr. Taylor,  $56,619,  $43,289 and $43,529; and Mr. Roper, $26,779,  $21,684 and
$21,870. The accruals of interest on income deferred by such executive officers under the DIP in excess of 120% of the applicable federal long-term rate under Internal Revenue Code Section 1274(d) for the 2002, 2001 and 2000 fiscal years were in the following respective amounts: Mr. Harrell, $16,971, $14,142 and $11,785; Mr. King, $3,009, $2,528 and $2,125; and Mr. Roper, $2,421, $2,034 and
$1,710.

                               Retirement Benefits

         Employees of Universal Leaf and certain of the Company's other U.S. subsidiaries are covered by a defined benefit retirement plan, which is qualified under the Internal Revenue Code, and a defined benefit supplemental retirement plan, which is a non-qualified plan intended to provide benefits in excess of limits allowed by the Internal Revenue Code. The table below shows estimated annualized benefits payable under both plans at normal retirement (age
65) based on the average salary and bonus (as reported in the Summary Compensation Table) for the highest consecutive three years. The actuarial equivalent of benefits under the supplemental retirement plan is payable in a lump sum upon retirement.


                                              Years of Service
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ------------
Remuneration             15           20           25           30           35          40           45
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ------------

    $ 300,000           $66,610      $88,814     $111,017     $133,220    $155,424     $168,860     $182,296
      400,000            90,124      120,165      150,206      180,247     210,288      228,203      246,118
      500,000           113,637      151,516      189,395      227,274     265,153      287,547      309,940
      600,000           137,150      182,867      228,584      274,301     320,018      346,890      373,762
      700,000           160,664      214,218      267,773      321,328     374,882      406,233      437,585
      800,000           184,177      245,570      306,962      368,354     429,747      465,577      501,407
      900,000           207,691      276,921      346,151      415,381     484,611      524,920      565,229
    1,000,000           231,204      308,272      385,340      462,408     539,476      584,263      629,051
    1,100,000           254,717      339,623      424,529      509,435     594,341      643,607      692,873
    1,200,000           278,231      370,974      463,718      556,462     649,205      702,950      756,695
    1,300,000           301,744      402,326      502,907      603,488     704,070      762,294      820,517
    1,400,000           325,258      433,677      542,096      650,515     758,935      821,637      884,339
    1,500,000           348,771      465,028      581,285      697,542     813,799      880,980      948,162

         The credited years of service for Messrs. Harrell, King, Taylor and Roper are thirty-six, thirty-three, twelve and twenty-eight, respectively.

         The benefits shown in the table are calculated on the basis of a 50% joint and survivor benefit, assuming that at retirement the age of the employee's spouse is 62. The amounts in the table do not include any social security benefits that an employee may receive.

         Mr. van de Winkel is covered by a pension plan established under the laws of the Netherlands. The plan, which covers employees of N.V. Deli Universal and certain other Dutch subsidiaries, is partially funded by employer and participant contributions. During the fiscal year ended June 30, 2002, N.V. Deli Universal contributed $37,168 to the plan on behalf of Mr. van de Winkel. His estimated annual pension benefit under the plan assuming retirement at age 60, continuance of current salary level and twenty years of service would be $118,009.

                                  Stock Options

         The following tables contain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended June 30, 2002, exercises of stock options by such executive officers in such fiscal year and the fiscal year end value of all unexercised stock options held by such executive officers.


                        Option Grants in Last Fiscal Year

                                                     Individual Grants1
                                 -----------------------------------------------------------
                                  Number of         % of Total
                                  Securities         Options        Exercise
                                  Underlying         Granted         Or Base
                                   Options         to Employees       Price       Expiration       Grant Date
            Name                 Granted (#)       in Fiscal Year    ($/Sh)(2)       Date      Present Value ($)(2)
            ----                 -----------       --------------   ----------    ----------   --------------------

Henry H. Harrell                    77,075              23.8%         $36.92       12/02/09           $231,996
                                     7,033              23.8           36.92       12/01/04             21,169
                                    74,260              22.0           38.70       12/02/09            491,601
                                    22,916              22.0           38.70       12/01/04            151,704

Allen B. King                       63,955              19.1           36.92       12/02/09            192,505
                                     3,604              19.1           36.92       12/01/04             10,848
                                    51,991              17.5           38.70       12/02/09            344,180
                                    25,433              17.5           38.70       12/01/04            168,366

William L. Taylor                   38,509              11.9           36.92       12/02/09            115,912
                                     3,572              11.9           36.92       12/01/04             10,752
                                    30,920              10.8           38.70       12/02/09            204,690
                                    16,989              10.8           38.70       12/01/04            112,467

Hartwell H. Roper                   36,719              10.5           36.92       12/02/09            110,524
                                       363              10.5           36.92       12/01/04              1,093
                                    27,601               9.7           38.70       12/02/09            182,719
                                    15,312               9.7           38.70       12/01/04            101,365

---------------------

     1 All options granted in the last fiscal year were reload options that replaced shares of the Company's Common Stock used for stock swap option exercises under the CEO Program described above in "Report of Executive Compensation and Nominating Committee." In general, such reload options become exercisable six months after the date of grant with exercise occurring automatically if certain minimum price thresholds are met. The exercise price of the listed options was the fair market value on the date of grant.

     2 The Black-Scholes option pricing model was used to determine the "Grant Date Present Value" of the options listed in the table. The model assumed a risk-free interest rate of 2.46%, a dividend yield of 3.59% and a stock price volatility of 0.31 based on the average weekly stock market closing price over the past ten years. Because the magnitude of any nontransferability discount is extremely difficult to determine, none was applied in determining the value of the reported options. The grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, an optionee realizes will depend on the excess of market value of a share of the Company's Common Stock over the exercise price on the date the option is exercised.

                 Aggregated Option Exercises in Last Fiscal Year
                      and Option Values at Fiscal Year End

                                                         Number of Securities
                                                             Underlying                   Value of Unexercised
                                                             Unexercised                  In-the-Money Options
                          Shares                         Options at FY-End (#)               At FY-End ($)(2)
                         Acquired     Value            --------------------------     --------------------------
         Name         on Exercise(#) Realized($)(1)    Exercisable  Unexercisable     Exercisable  Unexercisable
         ----         -------------- --------------    -----------  -------------     -----------  -------------

  Henry H. Harrell        211,168    $1,113,374          151,748       97,176            $0             $0
  Allen B. King           168,112       862,583          133,335       77,424             0              0
  William L. Taylor       103,797       515,194           82,441       47,909             0              0
  Hartwell H. Roper        93,612       507,854           75,433       42,913             0              0



     1 The value realized represents the difference between the exercise price of the option and the fair market value of the Company's Common Stock on the date of exercise.

     2 The value of the unexercised options at fiscal year end represents the difference between the exercise price of any outstanding options and $36.70, the closing sales price of a share of the Company's Common Stock on June 30, 2002, as reported on the New York Stock Exchange.

         Except under extraordinary circumstances, all of the options shown as of fiscal year end are exercisable automatically only at not less than six-month intervals when at least a minimum stock price appreciation has occurred.

                      Equity Compensation Plan Information

         The following table sets forth information as of June 30, 2002, with respect to compensation plans under which shares of the Company's Common Stock are authorized for issuance. The table does not include securities that may be issuable under the Company's 2002 Executive Stock Plan, which is being submitted to shareholders for approval at the Annual Meeting and has not been implemented.


                                                                                               Number of Securities
                                  Number of Securities to Be        Weighted Average           Remaining Available
                                   Issued upon Exercise of         Exercise Price of           for Future Issuance
                                     Outstanding Options,         Outstanding Options,             Under Equity
         Plan Category               Warrants and Rights          Warrants and Rights          Compensation Plans(1)
         -------------               -------------------          -------------------          ---------------------
Equity Compensation Plans
   Approved by Shareholders
      1989 Executive Stock Plan            522,336                       $38.82                             0
      1997 Executive Stock Plan          1,053,341                        36.42                       222,438 (2)
      1994 Amended and
      Restated Stock Option
         Plan for Non-Employee
         Directors                          62,000                        29.27                        34,000

Equity Compensation Plans Not
   Approved by Shareholders(3)
                                              --                           --                              --

Total                                    1,637,677                       $36.91                       256,438

---------------------

       1 Amounts   exclude  any  securities  to  be  issued  upon   exercise  of
outstanding options, warrants and rights.

       2 The 1997 Executive Stock Plan permits grants of stock options and awards of Common Stock and/or restricted stock. Of the 222,438 shares of Common Stock remaining available for future issuance under the 1997 Executive Stock Plan, 192,700 shares are available for awards of Common Stock or restricted stock.

       3 The Company does not have any equity compensation plans that have not been approved by shareholders.

                             Contractual Obligations

         To ensure that the Company will have the continued dedicated service of certain executives notwithstanding the possibility, threat or occurrence of a change of control, the Company has entered into change of control employment agreements (the "Employment Agreements") with certain executives, including Henry H. Harrell, Allen B. King, William L. Taylor and Hartwell H. Roper. The Employment Agreements generally provide that if the executive is terminated other than for cause within three years after a change of control of the Company, or if the executive terminates his employment for good reason within such three-year period or voluntarily during the 30-day period following the first anniversary of the change of control, the executive is entitled to receive "severance benefits." Severance benefits include a lump sum severance payment equal to three times the sum of his base salary and highest annual bonus, together with certain other payments and benefits, including continuation of employee welfare benefits and an additional payment to compensate the executive for certain excise taxes imposed on certain change of control payments.

         The Board of Directors believes that the Employment Agreements benefit the Company and its shareholders by securing the continued service of key management personnel and by enabling management to perform its duties and responsibilities without the distracting uncertainty associated with a change of control.

                              CERTAIN TRANSACTIONS

         On August 29, 2002, the then remaining balances of stock purchase loans in the amounts of $325,989, $244,492, $150,456 and $135,828 to Messrs. H. H.
Harrell, A. B. King, W. L. Taylor and H. H. Roper, respectively, were paid in full. These loans, payable on demand and bearing interest at the applicable federal rate, financed open market purchases of a total of 43,050 shares of Common Stock, all of which shares were contributed to the Career Equity Ownership Program described above in "Report of the Executive Compensation and Nominating Committee."

                      APPROVAL OF THE UNIVERSAL CORPORATION
                            2002 EXECUTIVE STOCK PLAN

         The Board of Directors has adopted unanimously and recommends that the shareholders approve the Universal Corporation 2002 Executive Stock Plan (the "2002 Plan"). The 2002 Plan will succeed the Universal Corporation 1997 Executive Stock Plan (the "1997 Plan"), under which all but 222,438 shares authorized for issuance have been reserved by the Company for outstanding grants and awards. The 1997 Plan replaced the Universal Corporation 1989 Executive Stock Plan (the "1989 Plan"), which expired on June 30, 1998.

         The Company's experience with stock options has convinced the Board of Directors of the important role of stock options and other stock-based incentives in recruiting and retaining officers, directors and key employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company.

         The complete text of the 2002 Plan is set forth in Exhibit A to this Proxy Statement. The following general description of the principal features of the 2002 Plan is qualified in its entirety by reference to Exhibit A.

                               General Information

         The 2002 Plan would authorize the Executive Compensation and Nominating Committee of the Board of Directors (the "Committee") to award shares of Common Stock, restricted stock and stock options (collectively, "Stock Incentives") to officers, directors and key employees of the Company and its subsidiaries who are designated by the Committee. No determination has been made as to which of the persons eligible to participate in the 2002 Plan (currently, approximately
20) will receive awards under the 2002 Plan, and, therefore, the benefits to be allocated to any individual or to various groups of participants are not presently determinable.

         If the shareholders approve the 2002 Plan, the Company will be authorized to issue up to 2,000,000 shares of Common Stock under the 2002 Plan. Shares will be considered to be issued under the 2002 Plan only when the shares are actually issued to a participant. Additionally, any shares tendered or withheld in payment of all or part of a stock option granted under the 2002 Plan or in satisfaction of withholding tax obligations and any shares forfeited or canceled in accordance with the terms of a grant or award under the 2002 Plan, the 1997 Plan or the 1989 Plan will become available for issuance under the 2002 Plan. The 2002 Plan provides that not more than 500,000 shares of Common Stock shall be available for awards of Common Stock and/or restricted stock.

         The 2002 Plan provides that if there is a stock split, stock dividend or other event that affects the Company's capitalization, appropriate adjustments will be made in the number of shares that may be issued and the number of shares and price of all outstanding grants and awards made before such event.

         On September 4, 2002, the closing price for a share of the Company's Common Stock on the New York Stock Exchange was $38.44. Through that date, an aggregate of 17,500 shares of restricted Common Stock and 1,051,809 exercisable non-qualified stock options (including reload options) were covered by outstanding grants and awards under both the 1989 Plan and the 1997 Plan. In addition, there are currently 222,438 shares of Common Stock available for Stock Incentives that may be issued under the 1997 Plan.

                      Grants and Awards under the 2002 Plan

         Stock Options. The 2002 Plan will permit the granting of incentive stock options ("ISOs"), which qualify for special tax treatment, non-qualified stock options, and reload options. The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. The period in which an option may be exercised will be determined by the Committee on the date of grant, but will not exceed 10 years in the case of an ISO. Payment of the option exercise price may be in cash or, if the award agreement provides, by surrendering previously owned shares of Common Stock or by the Company's withholding of shares of Common Stock upon exercise. The 2002 Plan also permits the Company to "cash out" any outstanding option by paying the optionee the fair market value of the shares of Common Stock underlying the option less the applicable option exercise price.

         Common Stock and Restricted Stock. Shares of Common Stock and restricted Common Stock may also be awarded. The restricted stock would vest and become transferable upon the satisfaction of conditions set forth in the applicable award agreement. Restricted stock awards may be subject to forfeiture if, for example, the recipient's employment terminates before the award vests. During the period of restriction, holders of restricted stock will have voting rights and the right to receive dividends on their shares.

                          Change of Control Provisions

         The 2002 Plan provides that in the event of a "Change of Control" (as defined in the plan), unless otherwise provided by the Committee in a grant or award agreement, all stock options will become fully exercisable and the restrictions applicable to outstanding restricted stock will lapse. The Committee may also provide that under such circumstances holders of restricted stock may elect to receive, in exchange for shares that were restricted stock, a cash payment equal to the fair market value of the shares surrendered.

                         Federal Income Tax Consequences

         Non-Qualified Stock Options. Non-qualified stock options granted under the 2002 Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

         Incentive Stock Options. An employee will generally not recognize income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date the option was granted until three months before the date of exercise; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

         In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the Common Stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the Common Stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

         Restricted Stock. The federal income tax consequences of restricted stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will be includable in the participant's gross income at receipt unless the property is subject to a substantial risk of forfeiture (and is either nontransferable or after transfer remains subject to such risk of forfeiture). In this case, taxation will be deferred until the first taxable year the stock is no longer subject to substantial risk of forfeiture. The employee may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the employee as a business expense in the year the employee includes the compensation in income.

         Common Stock/Cash Payments. The fair market value of any Common Stock awarded to a participant and any cash payments a participant receives in connection with other Stock Incentives or as dividends on restricted stock are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount (other than dividends) that the participant includes as income as a business expense in the year the participant recognizes such income.

         Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to "qualified performance-based compensation." The Company believes that grants of options under the 2002 Plan will qualify for the performance-based compensation exception to the
deductibility   limit,   assuming   that  the  2002  Plan  is  approved  by  the
shareholders.

         State tax consequences may in some cases differ from those described above. Grants and awards under the 2002 Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

                                Other Information

         Upon approval by the Company's shareholders, the 2002 Plan will be effective as of July 1, 2002, and will expire on June 30, 2012, unless terminated earlier or extended by the Board of Directors. Grants and awards issued before the 2002 Plan expires or is terminated may extend beyond the expiration or termination date. The Board of Directors may amend the 2002 Plan at any time, provided that no such amendment will be made without shareholder approval if such approval is required under any applicable law, rule or regulation. Except for adjustments that result from events that affect the Company's capitalization, the 2002 Plan prohibits any repricing of options without shareholder approval. In any calendar year, no individual may receive Stock Incentives under the 2002 Plan that cover more than 200,000 shares of the Company's Common Stock.

         The 2002 Plan provides that options granted under the plan generally are nontransferable except by will or by the laws of descent and distribution. The Committee may grant non-qualified stock options that are transferable, without payment of consideration, to immediate family members of the optionee, to a trust for the benefit of such family members or to a partnership whose only partners are such family members.

                                  Vote Required

         In order for it to be adopted, the proposed 2002 Plan must be approved by the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and Broker Shares voted as to any matter at the Annual Meeting will be included in determining the number of shares present or represented at the Annual Meeting. Broker Shares that are not voted on any matter at the Annual meeting will not be included in determining the number of shares present or represented at the Annual Meeting.

         The Board of Directors recommends that the shareholders vote in favor of Proposal Two.


                                AUDIT INFORMATION

         The five members of the Audit Committee are independent as that term is defined in the listing standards of the New York Stock Exchange.

                          Fees of Independent Auditors

Audit Fees

         Fees for professional services rendered by Ernst & Young LLP in connection with the audit of the Company's annual financial statements for the fiscal year ended June 30, 2002, were $1,181,631.

Financial Information System Design and Implementation Fees

         There were no professional services rendered to the Company by Ernst & Young LLP for the design and implementation of financial information systems during the fiscal year ended June 30, 2002.

All Other Fees

         The aggregate amount of fees for all other services rendered to the Company by Ernst & Young LLP for the fiscal year ended June 30, 2002, was $904,361, including audit-related services of $422,453 and non-audit services of $481,908.

                             Audit Committee Report

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                       Audit Committee
                                            Ronald E. Carrier, Chairman
                                            Thomas H. Johnson
                                            Eddie N. Moore, Jr.
                                            Jeremiah J. Sheehan
                                            Walter A. Stosch

Richmond, Virginia
September 3, 2002

                  Appointment of Independent Public Accountants

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2003. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire.

                        PROPOSALS FOR 2003 ANNUAL MEETING

         Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2003 Annual
Meeting must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is 1501 North Hamilton Street, P.O. Box 25099, Richmond, Virginia 23260, no later than May 23, 2003, in order for the proposal to be considered for inclusion in the Company's Proxy Statement. The Company anticipates holding the 2003 Annual Meeting on October 28, 2003.

         The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the meeting. Based upon an anticipated date of October 28, 2003, for the 2003 Annual Meeting, the Company must receive such notice no later than August 29, 2003, and no earlier than July 30, 2003. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.

                                  OTHER MATTERS

         THE COMPANY'S 2002 ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2002 (EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("THE FORM 10-K"), IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FORM 10-K CAN BE OBTAINED WITHOUT CHARGE BY WRITING TO KAREN M. L. WHELAN, VICE PRESIDENT AND TREASURER, UNIVERSAL CORPORATION, 1501 NORTH HAMILTON STREET, P.O. BOX 25099, RICHMOND, VIRGINIA 23260 OR BY VISITING THE COMPANY'S WEBSITE AT WWW.UNIVERSALCORP.COM.

                                                                       EXHIBIT A

                              UNIVERSAL CORPORATION
                            2002 EXECUTIVE STOCK PLAN


                                    Article I

                                   DEFINITIONS

         1.1 Affiliate means any "subsidiary" or "parent corporation" (within the meaning of Section 424 of the Code) of the Company.

         1.2 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant or an Award issued to such Participant.

         1.3      Award means an award of Common Stock and/or Restricted Stock.

         1.4      Board means the Board of Directors of the Company.

         1.5 Change of Control means and shall be deemed to have taken place if: (i) any individual, entity or "group" (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) becomes the beneficial owner of shares of the Company having 20 percent or more of the total number of votes that may be cast for the election of directors of the Company, other than (a) as a result of any acquisition directly from the Company, or (b) as a result of any acquisition by any employee benefit plans (or related trusts) sponsored or maintained by the Company or its Subsidiaries; or (ii) there is a change in the composition of the Board such that the individuals who, as of the date hereof, constitute the Board (the Board as of the date hereof shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section, that any individual who becomes a member of the Board subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board shall not be so considered as a member of the Incumbent Board; or
(iii) if at any time, (w) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (x) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, (y) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (z) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

         1.6 Change of Control Date is the date on which an event described in (i), (ii) or (iii) of Section 1.5 occurs.

         1.7 Code means the Internal Revenue Code of 1986, as amended from time to time. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

         1.8 Commission means the Securities and Exchange Commission or any successor agency.

         1.9 Committee means the Executive Compensation and Nominating Committee of the Board.

         1.10     Common Stock means the Common Stock of the Company.

         1.11     Company means Universal Corporation.

         1.12 Disability, with respect to a Participant, means "disability" as defined from time to time under any long-term disability plan of the Company or Subsidiary with which the Participant is employed.

         1.13 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         1.14 Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select.

         1.15     Grant means the grant of an Option.

         1.16 Incentive Stock Option means an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code.

         1.17 Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

         1.18 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

         1.19 Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

         1.20 Participant means an officer, director or employee of the Company or of a Subsidiary who satisfies the requirements of Article IV and is selected by the Committee to receive a Grant or an Award.

         1.21     Plan means the  Universal  Corporation  2002  Executive  Stock
Plan.

         1.22 Prior Plans mean, collectively, the Universal Corporation 1997 Executive Stock Plan and the Universal Corporation 1989 Executive Stock Plan.

         1.23 Restricted Stock means shares of Common Stock awarded to a Participant under Article IX. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

         1.24 Rule 16b-3 means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

         1.25 Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 8.4 hereof.

         1.26 Subsidiary means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or an entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

                                   Article II

                                    PURPOSES

         The Plan is intended to assist the Company in recruiting and retaining officers, directors and key employees with ability and initiative by enabling such persons who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Common Stock and Restricted Stock, and the issuance of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Committee at time of grant. No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

                                   Article III

                                 ADMINISTRATION

         The Plan shall be administered by the Committee. No Person shall be appointed to or serve as a member of the Committee unless at the time of such appointment and service he shall be a "non-employee director" as defined in Rule 16b-3, an "outside director" within the meaning of Section 162(m) of the Code, and an "independent director" within the meaning of any applicable listing requirement of the New York Stock Exchange applicable to the Committee. The Committee shall have authority to issue Grants and Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. The terms of such Grants and Awards may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option and (ii) the transferability or forfeitability of Restricted Stock. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. To fulfill the purposes of the Plan without amending the Plan, the Committee may also modify any Grants or Awards issued to Participants who are nonresident aliens or employed outside of the United States to recognize differences in local law, tax policy or custom.

         The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.

                                   Article IV

                                   ELIGIBILITY

         4.1 General. Any officer, director or employee of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary after the adoption of this Plan) who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary may receive one or more Awards or Grants, or any combination or type thereof. Employee and non-employee directors of the Company are eligible to participate in this Plan.

         4.2 Grants and Awards. The Committee will designate individuals to whom Grants and/or Awards are to be issued and will specify the number of shares of Common Stock subject to each such Grant or Award. An Option may be granted alone or in addition to other Grants and/or Awards under the Plan. The Committee shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Options; provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). All Grants or Awards issued under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may determine. No Participant may be granted Options that are Incentive Stock Options (under all Incentive Stock Option plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. A Participant may not receive Grants and Awards under this Plan with respect to more than 200,000 shares of Common Stock during any calendar year.

         4.3 Reload Options. The Committee shall have the authority to specify at the time of Grant that an optionee shall be granted the right to a further Non-Qualified Stock Option (a "Reload Option") in the event such optionee exercises all or a part of an Option, including a Reload Option (an "Original Option"), by surrendering in accordance with Section 8.2 hereof already owned shares of Common Stock in full or partial payment of the Option Price under such Original Option. Each Reload Option shall be granted on the date of exercise of the Original Option, shall cover a number of shares of Common Stock not exceeding the whole number of shares of Common Stock surrendered in payment of the Option Price under such Original Option, shall have an Option Price equal to the Fair Market Value on the date of Grant of such Reload Option, shall expire on the stated expiration date of the Original Option and shall be subject to such other terms and conditions as the Committee may determine.

         4.4 Designation of Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Committee will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence, however, of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

         4.5 Qualification of Incentive Stock Option under Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422. No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

                                    Article V

                              STOCK SUBJECT TO PLAN

         Subject to the adjustment provisions of Article X and the provisions of
(a) through (c) of this Article V, up to 2,000,000 shares of Common Stock may be issued under the Plan. In addition to such authorization, the following shares of Common Stock may be issued under the Plan:

         (a) Shares of Common Stock that are forfeited under the Prior Plans and shares of Common Stock that are not issued under the Prior Plans because of a payment of cash in lieu of shares of Common Stock, the cancellation, termination or expiration of Grants and Awards, and/or other similar events under the Prior Plans shall be available for issuance under this Plan.

         (b) If a Participant tenders, or has withheld, shares of Common Stock in payment of all or part of the Option Price under an Option granted under the Plan, or in satisfaction of withholding tax obligations thereunder, the shares of Common Stock so tendered by the Participant or so withheld shall become available for issuance under the Plan.

         (c) If shares of Common Stock that are issued under the Plan are subsequently forfeited in accordance with the terms of the Grant or Award, the forfeited shares of Common Stock shall become available for issuance under the Plan.

         Notwithstanding (a) above, any shares of Common Stock that are authorized to be issued under the Prior Plans prior to the expiration of its term, but that are not issued or covered by Grants or Awards under the Prior Plans, shall not be available for issuance under this Plan.

         Subject to the adjustment provisions of Article X, not more than 500,000 shares of Common Stock shall be issued under this Plan pursuant to Awards of Common Stock and/or Restricted Stock.

         Subject to the foregoing provisions of this Article V, if a Grant or an Award may be paid only in shares of Common Stock, or in either cash or shares of Common Stock, the shares of Common Stock shall be deemed to be issued hereunder only when and to the extent that payment is actually made in shares of Common Stock. However, the Committee may authorize a cash payment under a Grant or an Award in lieu of shares of Common Stock if there are insufficient shares of Common Stock available for issuance under the Plan.


                                   Article VI

                                  OPTION PRICE

         The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee, but shall not be less than the Fair Market Value on the date of grant.

                                   Article VII

                               EXERCISE OF OPTIONS

         7.1 Maximum Option Period. The period in which an Option may be exercised shall be determined by the Committee on the date of grant; provided, however that an Incentive Stock Option shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted.

         7.2      Non-Transferability.   Non-Qualified   Stock  Options  may  be
transferable by a Participant and exercisable by a person other than a Participant, but only to the extent specifically provided in an Option Agreement. Incentive Stock Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         7.3 Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary Disability, or other reasons shall not be deemed interruptions of continuous employment.

                                  Article VIII

                               METHOD OF EXERCISE

         8.1 Exercise. Subject to the provisions of Articles VII and XI, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.

         8.2 Payment. Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash. If the Agreement provides, payment of all or part of the Option Price may be made by surrendering (by either actual delivery or attestation) already owned shares of Common Stock to the Company and the payment of applicable withholding taxes may be made by the Company withholding shares of Common Stock from the Participant upon exercise, provided the shares surrendered or withheld have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof and any such withholding taxes. In addition, the Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

         8.3 Shareholder Rights. No participant shall have any rights as a shareholder with respect to shares subject to his Option until the date he exercises such Option.

         8.4 Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith. The Committee may permit a

Participant to elect to pay any applicable withholding taxes by requesting that the Company withhold the number of shares of Common Stock equivalent at current Fair Market Value to the withholding taxes due.

         8.5 Cashing Out of Option. The Committee may elect to cash out all or part of the portion of any Option to be exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is the subject of the portion of the Option to be exercised over the Option Price times the number of shares of Common Stock subject to the portion of the Option to be exercised on the effective date of such cash out.

                                   Article IX

                        COMMON STOCK AND RESTRICTED STOCK

         9.1 Award. In accordance with the provisions of Article IV, the Committee will designate persons to whom an Award of Common Stock and/or Restricted Stock is to be made and will specify the number of shares of Common Stock covered by such Award or Awards.

         9.2 Vesting. In the case of Restricted Stock, on the date of the Award, the Committee may prescribe that the Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted. Subject to the provisions of Article XI hereof, the Committee may award Common Stock to a Participant which is not forfeitable and is free of any restrictions on transferability.

         9.3 Shareholder Rights. Prior to their forfeiture in accordance with the terms of the Agreement and while the shares are Restricted Stock, a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and
(iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock.


                                   Article X

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Grants and Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Committee shall determine to be equitably required, provided that the number of shares subject to any Grant or Award shall always be a whole number. Any determination made under this Article X by the Committee shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant or Award.

                                   Article XI

              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which a Grant is exercised or an Award is issued may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   Article XII

                               GENERAL PROVISIONS

         12.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

         12.2 Unfunded Plan. The Plan, insofar as it provides for a Grant, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by a Grant under this Plan.

         12.3 Change of Control. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control:

                  (a) Unless otherwise provided by the Committee in an Agreement, any outstanding Option which is not presently exercisable and vested as of a Change of Control Date shall become fully exercisable and vested to the full extent of the original Grant upon such Change of Control Date.

                  (b) Unless otherwise provided by the Committee in an Agreement, the restrictions applicable to any outstanding Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested, nonforfeitable and transferable to the full extent of the original Award. The Committee may also provide in an Agreement that a Participant may elect, by written notice to the Company within 60 days after a Change of Control Date, to receive, in exchange for shares that were Restricted Stock immediately before the Change of Control Date, a cash payment equal to the Fair Market Value of the shares surrendered on the last business day the Common Stock is traded on the New York Stock Exchange prior to receipt by the Company of such written notice.

                  (c) The Committee may, in its complete discretion, cause the acceleration or release of any and all restrictions or conditions related to a Grant or Award, in such manner, in the case of officers and directors of the Company who are subject to Section 16(b) of the Exchange Act, as to conform to the provisions of Rule 16b-3.

         12.4 Rules of Construction. Headings are given to the articles and sections of this Plan solely for ease of reference and are not to be considered in construing the terms and conditions of the Plan. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         12.5 Rule 16b-3 Requirements. Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on any Grant or Award, and the Board may amend the Plan in any such respects, as they may determine, on the advice of counsel, are necessary or desirable to satisfy the provisions of Rule 16b-3. Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (a) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act shall comply with any applicable conditions of Rule 16b-3; and (b) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

         12.6 Amendment, Modification, and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Common Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules, or regulations. No termination, amendment, or modification of the Plan, other than pursuant to Section 12.5 herein, shall in any manner adversely affect any Grant or Award theretofore issued under the Plan, without the written consent of the Participant. The Committee may amend the terms of any Grant or Award theretofore issued under this Plan, prospectively or retrospectively, but no such amendment shall impair the rights of any Participant without the Participant's written consent except an amendment provided for or contemplated in the terms of the Grant or Award, an amendment made to cause the Plan, or Grant or Award, to qualify for the exemption provided by Rule 16b-3, or an amendment to make an adjustment under Article X. Except as provided in Article X, the Option Price of any outstanding Option may not be adjusted or amended, whether through amendment, cancellation or replacement, unless such adjustment or amendment is approved by the shareholders of the Company.

         12.7 Governing Law. The validity, construction and effect of the Plan and any actions taken or related to the Plan shall be determined in accordance with the laws of the Commonwealth of Virginia and applicable federal law.

         12.8 Successors and Assigns. All obligations of the Company under the Plan, with respect to Grants and Awards issued hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. The Plan shall be binding on all successors and permitted assigns of a Participant, including, but not limited to, the estate of such Participant and the executor, administrator or trustee of such estate, and the guardians or legal representative of the Participant.

         12.9 Effect on Prior Plans and Other Compensation Arrangements. The adoption of this Plan shall have no effect on Grants and Awards made or to be made pursuant to the Prior Plans and the Company's other compensation arrangements. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation plans or arrangements for its officers, directors or employees.

         12.10 Limitation of Implied Rights. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.

Except for those rights in Restricted Stock specifically set forth in subsection
9.3 hereof, a Participant shall have only a contractual right to the Stock or amounts if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award or Grant under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

         12.11 Duration of Plan. No Grant or Award may be issued under this Plan before July 1, 2002, or after June 30, 2012; provided, however, a Grant of a Reload Option may be issued after June 30, 2012, upon the exercise of an Original Option as provided in Section 4.3 hereof. Grants and Awards issued on or after July 1, 2002, but on or before June 30, 2012, and Grants of Reload Options issued after June 30, 2012 upon the exercise of an Original Option as provided in Section 4.3 hereof, shall remain valid in accordance with their terms.

         12.12 Effective Date. This Plan has been approved by the Board, effective as of July 1, 2002, subject, however, to approval by the shareholders of the Company entitled to vote at the 2002 Annual Meeting of the Shareholders.

                     [FORM OF PROXY AND VOTING INSTRUCTIONS]

                              UNIVERSAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, October 22, 2002

                                    2:00 p.m.

                           1501 North Hamilton Street

                               Richmond, VA 23230


UNIVERSAL CORPORATION                                                      Proxy
--------------------------------------------------------------------------------

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Henry H. Harrell, Allen B. King and William L. Taylor, and each or any of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of Universal Corporation held of record by the undersigned on September 4, 2002, at the Annual Meeting of Shareholders to be held at 2:00 p.m. on October 22, 2002, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND THE EXECUTIVE STOCK PLAN.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



             (continued, and to be DATED and SIGNED on reverse side)

                                                        -----------------------
                                                       |     COMPANY #         |
                                                       |     CONTROL #         |
                                                        -----------------------

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy by mail.

VOTE BY  PHONE - TOLL  FREE -  1-800-240-6326  - QUICK *** EASY ***  IMMEDIATE
* Use any touch-tone telephone to vote your Proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on October 21, 2002.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
*   Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -  http://www.eproxy.com/uvv/  - QUICK *** EASY ***  IMMEDIATE
* Use the Internet to vote your Proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on October 21, 2002.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your Proxy and return it in the postage-paid envelope we've provided or return it to Universal Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164--0873.

        If you vote by Phone or Internet, please do not mail your Proxy.
                            / Please detach here /

 --------                                                              --------
|                                                                              |
|                                                                              |
                                  COMMON STOCK

                                                                              _                    _
1. Election of Directors:  01  Allen B. King       03  Hubert R. Stallard    |_|  Vote FOR        |_|  Vote WITHHELD
                           02  Eddie N. Moore, Jr.                                all nominees         from all nominees
                                                                                  (except as
                                                                                  indicated below)


                                                                                 --------------------------------------
(Instructions:  To  withhold  authority  to  vote  for  any  indicated nominee, |                                      |
write the  number(s)  of the  nominee(s)  in the box  provided  to the right.)  |                                      |
                                                                                 --------------------------------------

                                                                              _              _               _
2. Approval of the Universal  Corporation  2002  Executive Stock Plan.       |_|   For      |_|   Against   |_|   Abstain


                              _
Address Change?  Mark Box    |_|
Indicate changes below:


                                                                                        Date______________________

                                                                                 --------------------------------------
                                                                                |                                      |
                                                                                |                                      |
                                                                                 --------------------------------------

                                                                                Signature(s) in Box

                                                                                Please sign exactly as your name(s) appear(s) on
                                                                                this Proxy.  Attorneys-in-fact, executors, trustees,
                                                                                guardians, corporate officers, etc. should give full
                                                                                title.


|                                                                              |
|                                                                              |
 --------                                                              --------

                              UNIVERSAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, October 22, 2002

                                    2:00 p.m.

                           1501 North Hamilton Street

                               Richmond, VA 23230


UNIVERSAL CORPORATION                                         Voting Instruction
--------------------------------------------------------------------------------

TO TRUSTEE, LANDAMERICA FINANCIAL GROUP, INC. SAVINGS AND STOCK OWNERSHIP PLAN.

This Voting Instruction is Solicited on Behalf of the Board of Directors of Universal Corporation.

Pursuant to Section 10.5 of the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of Universal Corporation credited to the undersigned Participant's Account as of June 30, 2002, at the Annual Meeting of Shareholders of Universal Corporation, to be held at 2:00 p.m. on October 22, 2002, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF UNIVERSAL CORPORATION COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT SHALL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF UNIVERSAL CORPORATION COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


                (continued, and to be DATED and SIGNED on reverse side)

                                                        -----------------------
                                                       |     COMPANY #         |
                                                       |     CONTROL #         |
                                                        -----------------------

There are three ways to vote your Voting Instruction

Your telephone or Internet vote directs the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Instruction by mail.

VOTE BY  PHONE - TOLL  FREE -  1-800-240-6326  - QUICK *** EASY ***  IMMEDIATE
* Use any touch-tone telephone to vote your Voting Instruction 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on October 21, 2002.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
*   Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -  http://www.eproxy.com/uvv/  - QUICK *** EASY ***  IMMEDIATE
* Use the Internet to vote your Voting Instruction 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on October 21, 2002.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your Voting Instruction and return it in the postage-paid envelope we've provided or return it to Universal Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164--0873.

  If you vote by Phone or Internet, please do not mail your Voting Instruction.
                            / Please detach here /

 --------                                                              --------
|                                                                              |
|                                                                              |
                        LANDAMERICA FINANCIAL GROUP, INC.
                        SAVINGS AND STOCK OWNERSHIP PLAN

                                                                              _                    _
1. Election of Directors:  01  Allen B. King       03  Hubert R. Stallard    |_|  Vote FOR        |_|  Vote WITHHELD
                           02  Eddie N. Moore, Jr.                                all nominees         from all nominees
                                                                                  (except as
                                                                                  indicated below)


                                                                                 --------------------------------------
(Instructions:  To  withhold  authority  to  vote  for  any  indicated nominee, |                                      |
write the  number(s)  of the  nominee(s)  in the box  provided  to the right.)  |                                      |
                                                                                 --------------------------------------
                                                                              _              _               _
2. Approval of the Universal  Corporation  2002  Executive Stock Plan.       |_|   For      |_|   Against   |_|   Abstain

                              _
Address Change?  Mark Box    |_|
Indicate changes below:


                                                                                        Date______________________

                                                                                 --------------------------------------
                                                                                |                                      |
                                                                                |                                      |
                                                                                 --------------------------------------

                                                                                Signature(s) in Box

                                                                                Please sign exactly as your name(s) appear(s) on
                                                                                this Voting Instruction.  Attorneys-in-fact,
                                                                                executors, trustees,guardians, corporate officers,
                                                                                etc. should give full title.


|                                                                              |
|                                                                              |
 --------                                                              --------

                              UNIVERSAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, October 22, 2002

                                    2:00 p.m.

                           1501 North Hamilton Street

                               Richmond, VA 23230







UNIVERSAL CORPORATION                                         Voting Instruction
--------------------------------------------------------------------------------

TO TRUSTEE, EMPLOYEES' STOCK PURCHASE PLAN OF UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED AND DESIGNATED AFFILIATED COMPANIES.

This Voting Instruction is Solicited on Behalf of the Board of Directors of Universal Corporation.

Pursuant to Section 13.01 of the Employees' Stock Purchase Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, you are directed to vote, in person or by proxy, the whole shares of Common Stock of Universal Corporation credited to the undersigned Participant's Account as of July 31, 2002, at the Annual Meeting of Shareholders of Universal Corporation, to be held at 2:00 p.m. on October 22, 2002, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF UNIVERSAL CORPORATION COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT SHALL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF UNIVERSAL CORPORATION COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


             (continued, and to be DATED and SIGNED on reverse side)

                                                        -----------------------
                                                       |     COMPANY #         |
                                                       |     CONTROL #         |
                                                        -----------------------

There are three ways to vote your Voting Instruction

Your telephone or Internet vote directs the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Instruction by mail.

VOTE BY  PHONE - TOLL  FREE -  1-800-240-6326  - QUICK *** EASY ***  IMMEDIATE
* Use any touch-tone telephone to vote your Voting Instruction 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on October 21, 2002.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
*   Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -  http://www.eproxy.com/uvv/  - QUICK *** EASY ***  IMMEDIATE
* Use the Internet to vote your Voting Instruction 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on October 21, 2002.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your Voting Instruction and return it in the postage-paid envelope we've provided or return it to Universal Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164--0873.

  If you vote by Phone or Internet, please do not mail your Voting Instruction.
                            / Please detach here /

 --------                                                              --------
|                                                                              |
|                                                                              |
                        EMPLOYEES' STOCK PURCHASE PLAN OF
                  UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED
                      AND DESIGNATED AFFILIATED COMPANIES

                                                                              _                    _
1. Election of Directors:  01  Allen B. King       03  Hubert R. Stallard    |_|  Vote FOR        |_|  Vote WITHHELD
                           02  Eddie N. Moore, Jr.                                all nominees         from all nominees
                                                                                  (except as
                                                                                  indicated below)


                                                                                 --------------------------------------
(Instructions:  To  withhold  authority  to  vote  for  any  indicated nominee, |                                      |
write the  number(s)  of the  nominee(s)  in the box  provided  to the right.)  |                                      |
                                                                                 --------------------------------------
                                                                              _              _               _
2. Approval of the Universal  Corporation  2002  Executive Stock Plan.       |_|   For      |_|   Against   |_|   Abstain

                              _
Address Change?  Mark Box    |_|
Indicate changes below:


                                                                                        Date______________________

                                                                                 --------------------------------------
                                                                                |                                      |
                                                                                |                                      |
                                                                                 --------------------------------------

                                                                                Signature(s) in Box

                                                                                Please sign exactly as your name(s) appear(s) on
                                                                                this Voting Instruction.  Attorneys-in-fact,
                                                                                executors, trustees, guardians, corporate officers,
                                                                                etc. should give full title.


|                                                                              |
|                                                                              |
 --------                                                              --------